Exhibit 10.55
RENEWED TERM LOAN NOTE
$5,045,000                                         July 30, 2010
     Renewed April 1, 2013
     (“Effective Date”)

For value received, the undersigned, INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation ("ISA"), ISA INDIANA, INC., an Indiana corporation (“ISA Indiana”), and each of the other Persons that become a Borrower under the Credit Agreement after the Closing Date (such Persons, together with ISA and ISA Indiana, are each a “Borrower” and, collectively, “Borrowers”), hereby jointly and severally promise to pay to the order of FIFTH THIRD BANK, an Ohio banking corporation (“Lender”), the principal sum of FIVE MILLION FORTY-FIVE THOUSAND AND 00/100 DOLLARS ($5,045,000), on the dates and in the principal amounts provided in the Credit Agreement dated as of July 30, 2010, as amended by the First Amendment to Credit Agreement dated as of April 14, 2011, the Second Amendment to Credit Agreement dated as of November 16, 2011, the Third Amendment to Credit Agreement dated as of March 2, 2012, the Fourth Amendment to Credit Agreement dated as of August 13, 2012, the Fifth Amendment to Credit Agreement dated as of November 14, 2012, and the Sixth Amendment to Credit Agreement dated of even date herewith (as the same may be hereafter amended, supplemented or restated from time to time, the “Credit Agreement”) by and among Borrowers, the Persons party thereto as “Lenders” (including, without limitation, Lender), and Fifth Third Bank, as Agent and LC Issuer, in lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal balance of this Term Loan Note (this “Note”), in like money and funds, for the period commencing on the date of this Note until such Indebtedness evidenced by this Note shall be paid in full, at the rates per annum and on the dates and at the offices provided in the Credit Agreement. The entire unpaid principal balance of this Note, together with all accrued but unpaid interest, shall, if not sooner paid or required to be paid pursuant to the Credit Agreement, be due and payable on April 30, 2014.

This Note is one of the Term Loan Notes referred to in the Credit Agreement and is entitled to the benefits and security, and is subject to the terms and conditions, of the Credit Agreement, including, without limitation, acceleration upon the terms provided therein and in the other Loan Documents. All capitalized terms used herein which are defined in the Credit Agreement and not otherwise defined herein shall have the meanings given in the Credit Agreement.

The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for voluntary and mandatory prepayments of Loans upon the terms and conditions specified therein. This Note is subject to voluntary prepayment, in full or in part, in accordance with, and subject to the terms of, the Credit Agreement.

If, at any time, the rate of interest contracted for, and computed in the manner provided, in the Credit Agreement (“Applicable Rate”), together with all fees and charges as provided for in the Credit Agreement or in any other Loan Document (collectively, the “Charges”), which are treated as interest under applicable law, exceeds the maximum lawful rate (the “Maximum Rate”) allowed under applicable law, it is agreed that such contracting for, charging or receiving of such excess amount was an accidental and bona fide error and the provisions of this paragraph will govern and control. The rate of interest payable under the Credit Agreement and this Note, together with all Charges, shall be limited to the Maximum Rate; provided, however, that any subsequent reduction in the Daily LIBOR-Based Rate or the LIBOR Tranche-Based Rate (or in the interest rate equal to the Prime Rate plus the Applicable Prime Rate Margin in the event LIBOR Rate Loans are no longer permitted or available under the Credit Agreement) shall not reduce the Applicable Rate below the Maximum Rate until the total amount of interest earned under the Credit Agreement and this Note, together with all Charges, equals the total amount of interest which would have accrued at the Applicable Rate if the Applicable Rate had at all times been in effect. If any payment hereunder, for any reason, results in Borrowers having paid interest in excess of that permitted by applicable law, then all excess amounts theretofore collected by Lender shall be credited on the principal balance of the Obligations (or, if all sums owing hereunder have been paid in full, refunded to Borrowers), and the amounts thereafter collectible hereunder shall immediately be deemed reduced, without the necessity of the execution of any new document, so as to comply with applicable law and permit the recovery of the fullest amount otherwise called for hereunder.

Borrowers hereby agree to pay all costs of collection, including, without limitation, Attorneys' Fees, if this Note is not paid when due, whether or not legal proceedings are commenced.
All of the obligations of Borrowers hereunder are joint, several and primary. No Borrower shall be, or be deemed to be, an accommodation party with respect to this Note.
Presentment or other demand for payment, notice of dishonor and protest are expressly waived.
This Note is issued, not as a refinancing or refunding of or payment toward, but as a continuation of, the Obligations of Borrowers to Lender pursuant to that certain Term Loan Note dated as of July 30, 2010 in the principal amount of $8,800,000.00 (the “Prior Note”), together with any and all additional Term Loans incurred under this Note. Accordingly, this Note shall not be construed as a novation or extinguishment of the Obligations arising under the Prior Note, and its issuance shall not affect the priority of any Lien granted in connection with the Prior Note. Interest accrued under the Prior Note prior to the Effective Date remains accrued and unpaid under this Note and does not constitute any part of the principal amount of the Indebtedness evidenced hereby. All Revolving Loans created or existing under, pursuant to, as a result of, or arising out of, the Prior Note shall, together with any and all additional Revolving Loans incurred under this Note, continue in existence under this Note, which Obligations Borrowers acknowledge, reaffirm, and confirm to Lender. The Indebtedness evidenced by this Note will continue to be secured by all of the collateral and other security granted to Lender under the Prior Note and the other Loan Documents.
THIS NOTE HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT CINCINNATI, OHIO. THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF OHIO (WITHOUT REFERENCE TO OHIO CONFLICTS OF LAW PRINCIPLES).
AS A SPECIFICALLY BARGAINED INDUCEMENT FOR AGENT, LC ISSUER AND LENDERS TO ENTER INTO THE CREDIT AGREEMENT AND EXTEND CREDIT TO BORROWERS, BORROWERS, AGENT, LC ISSUER AND LENDERS AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, ITS VALIDITY OR PERFORMANCE, AND WITHOUT LIMITATION ON THE ABILITY OF AGENT, LC ISSUER OR ANY LENDER, OR THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE LOAN COLLATERAL AND TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT OF THE OBLIGATIONS, SHALL BE INITIATED AND PROSECUTED AS TO BORROWERS, AGENT, LC ISSUER AND LENDERS AND THEIR SUCCESSORS AND ASSIGNS AT CINCINNATI, OHIO. AGENT, LC ISSUER, LENDERS AND BORROWERS EACH CONSENT TO AND SUBMIT TO THE EXERCISE OF JURISDICTION OVER THEIR RESPECTIVE PERSONS BY ANY COURT SITUATED AT CINCINNATI, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, AND EACH CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWERS, AGENT, LC ISSUER AND LENDERS AT THEIR RESPECTIVE ADDRESSES SET FORTH IN SECTION 12.2 OF THE CREDIT AGREEMENT OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF OHIO. EACH BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.
IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING HEREUNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY

FILE A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
Each Borrower hereby acknowledges and agrees as follows:

a.     Each and every reference to and any and all representations, warranties, covenants and undertakings of, Borrowers herein, including but not limited to the Events of Default shall be deemed to apply to each of the undersigned, jointly and separately.

b.    The obligations and liabilities of each of the undersigned Borrowers under, and all representations, warranties and covenants in, this Note and the Loan Documents shall be direct and primary and joint and several in all respects whatsoever.

c.    Bank may deal with any undersigned Borrower as if it were the sole obligor, without impairing in any way the liability of any other obligor. Without limiting the generality of that right, Bank may in particular release, impair, or fail to perfect an interest in any collateral of any undersigned Borrower, waive defaults by any of them, or extend or compromise the liability of any of them without the consent of the other undersigned obligors.

d.     Each of the undersigned Borrowers represents that it has carefully considered the alternatives to and the legal consequences of incurring joint and several liability under this Note and has determined that by such arrangement it is able to obtain financing on terms more favorable than otherwise, and that under a joint and several facility each will realize substantial interest savings over alternative financing arrangements.

e.    Bank may bring a separate action or actions under this Note against each or any of the undersigned Borrowers, whether such action is brought against any other Borrower, or any other Borrower is not joined therein. Each of the undersigned Borrowers agrees that any release which may be given to any other Borrower shall not release any other Borrower from its obligations hereunder. Each of the undersigned Borrowers hereby waives any right to assert against Bank any defense (legal or equitable), set off, counterclaim, or claims which any of them individually may now or any time hereafter have against any other Borrower.

f.     Any and all present and future debt and other obligations of any of the undersigned Borrowers to another Borrower is hereby subordinated to the full payment and performance of all amounts due to Bank, whether under this agreement or otherwise.

g.    Each of the undersigned Borrowers is presently informed as to the financial condition of the other Borrowers and all other circumstances of each other relating to this Note and the other Loan Documents which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the amounts due hereunder. Each of the undersigned Borrowers hereby covenants that it will continue to keep itself informed as to the financial condition of the other Borrowers, the status of the other Borrowers, and all circumstances which bear upon the risk of nonpayment. Absent a written request from any of the undersigned Borrowers to Bank for information, each of the undersigned Borrowers hereby waives any and all rights it may have to require Bank to disclose to such Borrower any information which Bank may now or hereafter acquire concerning the condition or circumstances of the other Borrowers.

h.    Each of the undersigned Borrowers waives all rights to notices of default, existence, creation, or incurring of new or additional indebtedness, and all other notices of formalities to which each such Borrower, may as joint and several Borrower, hereunder be entitled.

i.    The liability of any of the undersigned Borrowers hereunder shall survive discharge or compromise of any obligation of any other Borrower in bankruptcy or otherwise.

j.    Each of the undersigned Borrowers hereby waives all defenses, counterclaims and off-sets of any kind or nature, whether legal or equitable, that may arise: (i) directly or indirectly from the present or future lack of validity, binding effect or enforceability of this Note, any other Loan Documents or any other document or instrument evidencing, securing or otherwise relating to the Obligations, (ii) from Bank's impairment of any collateral, including the failure to record or perfect the Bank's interest in any collateral, or (iii) by reason of any claim or defense based upon an election of remedies by Bank in the event such election may, in any manner, impair, affect, reduce, release, destroy or extinguish any right of contribution or reimbursement of any Borrower, or any other rights of any undersigned Borrower to proceed against any other Borrower, guarantor, or against any other person or any collateral

In Witness Whereof, Borrowers, intending to be legally bound, have caused this Note to be executed and delivered by its duly authorized officer as of the Effective Date and at the place set forth above.

INDUSTRIAL SERVICES OF AMERICA, INC.
a Florida corporation

By:	/s/ Orson Oliver
Orson Oliver as Chairman of the Board

ISA INDIANA, INC.
an Indiana corporation

By:	/s/ Orson Oliver
Orson Oliver as Chairman of the Board